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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: October 1, 2002



                               USDATA Corporation
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                        000-25936              75-2405152
-------------------------------    ------------------------  -------------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



                2435 N. Central Expressway, Richardson, TX 75080
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)



       Registrant's Telephone Number, Including Area Code: (972) 680-9700



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ITEM 1. CHANGE OF CONTROL OF REGISTRANT.

         On October 1, 2002, SCP Private Equity Partners II, L.P. ("SCP L.P.") entered into a Stock Purchase Agreement (which is attached hereto as Exhibit
99.1 and the terms of which are incorporated herein by reference) with Safeguard Delaware, Inc., Safeguard Scientifics (Delaware), Inc. and Safeguard 2000 Capital, L.P., pursuant to which SCP L.P. acquired for an aggregate purchase price of $300,000, (1) 1,003,182 shares of the Common Stock of the Registrant;
(2) 50,000 shares of the Series A Preferred Stock of the Registrant (the "Series A Preferred"); (3) 132,500 shares of the Series B Preferred Stock of the Registrant (the "Series B Preferred"); and (3) warrants to purchase 5,300,000 shares of Series A-1 Preferred Stock of eMake Corporation. On that date, SCP L.P. also entered into a Stock Purchase Agreement with Warren V. Musser (which is attached hereto as Exhibit 99.2 and the terms of which are incorporated herein by reference), pursuant to which SCP L.P. acquired 26,746 shares of the Common Stock for an aggregate purchase price of $4,612.

         On September 30, 2002, pursuant to the First Amendment to the Series C Agreement, SCP Private Equity Partners II, L.P. ("SCP L.P.") purchased the remaining 21,250 shares of the Option Preferred Stock at a purchase price of $40.00 per share, and in connection with such purchase, received a warrant from the Registrant, for no additional consideration, to purchase 10,625 shares of the Series C-2 Preferred Stock of the Registrant (the "Series C-2 Preferred") at an initial exercise price of $40.00 per share, subject to adjustment upon the occurrence of certain events (the "Second USDATA Warrant") (which is attached hereto as Exhibit 99.3 and the terms of which are incorporated herein by reference). SCP L.P. funded the purchases described above with its working capital.

         SCP L.P. and the manager of its general partner SCP Private Equity II, LLC ("SCP LLC") may be deemed to be the beneficial owners with shared power to vote and dispose of a total of 5,557,011 shares of the Registrant's Common Stock (or 73% of the outstanding Common Stock) as calculated on October 1, 2002. SCP LLC is deemed to be such a beneficial owner as described herein because of an agreement with SCP L.P. granting SCP LLC the power to make voting and investment decisions regarding the securities held by SCP L.P. The calculations of beneficial ownership herein assume the conversion of the (1) Series A Preferred held by SCP L.P. (including accrued dividends up to October 1, 2002) into 268,100 shares of the Common Stock; (2) Series B Preferred by SCP L.P. (including accrued dividends up to October 1, 2002) into 986,316 shares of the Common Stock; (3) Series C-1 Preferred Stock of the Registrant by SCP L.P. (including accrued dividends up to October 1, 2002) into 1,560,167 shares of the Common Stock; (4) total number of Series C-2 Preferred purchasable under a warrant issued by the Registrant into 1,500,000 shares of the Common Stock; and
(5) total number of Series C-2 Preferred purchasable under the Second USDATA Warrant into 212,500 shares of the Common Stock.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 16, 2002



                                            USDATA CORPORATION


                                            By:  /s/ Robert A. Merry
                                                 ---------------------
                                                 Name:  Robert A. Merry
                                                 Title: President and
                                                        Chief Executive Officer




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                                  Exhibit Index

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
Exhibit 99.1 Stock Purchase Agreement by and among SCP Private Equity Partners II, L.P., Safeguard Delaware, Inc., Safeguard Scientifics (Delaware), Inc. and Safeguard 2000 Capital, L.P. dated October 1, 2002.

Exhibit 99.2 Stock Purchase Agreement by and between SCP Private Equity Partners II, L.P. and Warren V. Musser dated October 1, 2002.

Exhibit 99.3 USDATA Corporation Series C-2 Preferred Stock Purchase Warrant dated September 30, 2002.
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